UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2014

SYNUTRA INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33397	13-4306188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2275 Research Blvd., Suite 500, Rockville, MD		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 840-3888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Beams Power Investment Limited (“Beams”), a British Virgin Islands limited liability company and a majority stockholder of Synutra International, Inc. (the “Company”), entered into a two-year facility agreement, as borrower therein, with Nomura Singapore Limited as mandated lead arranger, Deutsche Bank AG, Hong Kong Branch as facility agent (the “Facility Agent”), DB Trustees (Hong Kong) Limited as international security agent (the “International Security Agent”), Deutsche Bank Trust Company Americas as New York security agent (the “New York Security Agent”) and the Original Lender(s) as defined therein (the “Facility Agreement”), for credit in an aggregate amount of fifty-five million dollars (US$55,000,000). The Facility Agreement is secured by 36,000,000 shares of common stock (as adjusted pursuant to the terms and conditions of the Facility Agreement, the “Pledged Shares”), par value US$0.0001 per share, of the Company held by Beams.

In connection with Beams’ pledging of the Pledged Shares and entering into the Facility Agreement, the Company entered into a registration rights agreement with the Facility Agent and Beams (the “Registration Rights Agreement”) on March 3, 2014, pursuant to which the Company agreed, (i) as soon as practicable after an event of default under the Facility Agreement has occurred and is continuing or the New York Security Agent has become the owner of the shares in accordance with the terms of the Pledge Agreement, to file with the Securities and Exchange Commission a registration statement for the resale of the shares and the Pledged Shares (collectively the “Registrable Securities”), to use commercially reasonable efforts to have the registration statement declared effective as soon as practicable, and to maintain the effectiveness of the registration statement until the earlier of (A) the date on which all Registrable Securities have been sold pursuant to the registration statement, (B) the date on which all Registrable Securities have been sold under Rule 144 under the Securities Act, or (C) the passage of four years from March 3, 2014, and (ii) to grant the Facility Agent or its permitted assignees or transferees the right to two demand registrations and unlimited piggyback registrations, subject to certain conditions; provided that in each case, the Company will pay all expenses associated with each registration.

The foregoing description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the copy of the Registration Rights Agreement, filed with this report as Exhibit 4.1, incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On March 3, 2014, Warburg Pincus Private Equity IX, L.P. (“Warburg”) received the required payoff amount to repay in full all obligations owed by Beams to Warburg as set out in a payoff letter dated February 26, 2014, upon which the share pledge agreement among Beams, Warburg as the secured party and Warburg as the collateral agent dated as of April 23, 2008 and the registration rights agreements dated as of May 24, 2007 and April 23, 2008, by and among Beams, Warburg and the Company, in each case, as amended, restated, or otherwise modified, and the liens created thereunder terminated in accordance with the terms of such payoff letter.

Item 9.01           Financial Statements and Exhibits

(d)	Exhibits

4.1           Registration Rights Agreement, dated March 3, 2014, by and among Synutra International, Inc., Deutsche Bank AG, Hong Kong Branch and Beams Power Investment Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)
Date:	March 5, 2014	By:	/s/ Ning Cai
			Name:	Ning Cai
			Title:	Chief Financial Officer